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                                                                   EXHIBIT 10.32

[PRICEWATERHOUSECOOPERS LETTERHEAD]

                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the Incorporation by reference in the Registration Statement on Form S-8 covering the Novel Denim Holdings Limited 1997 Stock Incentive Plan and the Novel Denim Holdings Limited Non-Employee Directors Stock Option Plan (Registration No. 333-07552) of Novel Denim Holdings Limited of our report dated August 8, 2003, appearing on page F-2 of this Form 20-F.

/s/ PricewaterhouseCoopers
--------------------------
PricewaterhouseCooper
Certified Public Accountants

Hong Kong
September 25, 2003